UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2006

China Agro Sciences Corp.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	O-49687 (Commission File Number)	33-0961490 (I.R.S. Employer Identification No.)

101 Xinanyao Street, Jinzhou District Dalian, Liaoning Province PRC 116100 (Address of principal executive offices) (zip code)

(212) 232-0120 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2006, we filed a Form 8-K reporting the change of our fiscal year end from December 31 to September 30, and that we would be filing a transition report for the period January 1, 2006 to September 30, 2006 on a Form 10-K no later than December 29, 2006.

The purpose of this amended filing is to change the transition reporting period from January 1, 2006 to September 30, 2006, to October 1, 2005 to September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Agro Sciences Corp.,
a Florida corporation
Date: December 20, 2006	By:	/s/ John C. Leo
John C. Leo
Its: Secretary